EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18. U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of NeurogesX, Inc. on Form 10-K for the year ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of NeurogesX, Inc.

Dated: March 26, 2008

By:	/S/ ANTHONY A. DITONNO
Anthony A. DiTonno President and Chief Executive Officer (Principal Executive Officer)

By:	/S/ STEPHEN F. GHIGLIERI
Stephen F. Ghiglieri Chief Financial Officer (Principal Financial and Accounting Officer)